                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549
                                          FORM 8-K

                                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                             Date of Report: December 12, 2001

                                  THE QUIZNO'S CORPORATION
                   (Exact name of registrant as specified in its charter)

                                     Colorado                             000-23174
               84-1169286
                    (State or other jurisdiction              (Commission
(IRS Employer
                            of incorporation)                   Identification
No.)          File Number)

                                                  1415 Larimer Street, Denver, Colorado
80202
                                               (Address of principal executive offices)
(Zip Code)

                              Registrant's telephone number, including area code:  (720)
359-3300

         Item 5. Other Events.  Press Release,  dated December 12, 2001,  reporting the expiration of the deadline its special  committee had  established  regarding  Fagan
                         Capital, Inc.

Exhibits
--------

Exhibit 99.1    Copy of above press release.

                                         SIGNATURES
      Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly  caused  this report to be signed on its behalf by the  undersigned  hereunto  duly authorized.
                                            THE QUIZNO'S CORPORATION

Date: December 12, 2001                                            By: /s/John L. Gallivan
                                                                       -------------------

John L. Gallivan

Chief Financial Officer